UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 20, 2012


                            LATITUDE SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                       000-54194                41-2251802
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(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                    Number)         Identification Number)


            2595 NW BOCA RATON BLVD., SUITE 100, BOCA RATON, FL 33431
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               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
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               Registrant's telephone number, including area code


         -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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DEPARTURE OF DIRECTORS AND/OR CERTAIN OFFICERS

On January 16, 2012, V. Ray Harlow was terminated as Chief Operating Officer of the Company and Chief Executive Officer of the Company's subsidiary, Latitude Energy Services, LLC.

On January 18, 2012, directors Kenneth J. Koock and Warren V. Blasland, Jr. resigned from the Board of Directors of the Latitude Solutions, Inc. ("the Company.")

On January 18, 2012, Harvey Kaye resigned as Chief Executive Officer but remains a member of the Board of Directors.

On January 19, 2012, Mr. Warren V. Blasland, Jr. was terminated as the Executive Vice President of the Company and Chief Executive Officer of Latitude Clean Tech Group, Inc.

On January 19, 2012, director James W. Bohlig resigned from the Board of Directors of the Latitude Solutions, Inc. ("the Company.")

APPOINTMENT OF OFFICER AND DIRECTORS

On January 20, 2012, the Company appointed Mr. Jeffrey A. Wohler to its Board of Directors and as Chief Executive Officer. Mr. Michael H. Gustin was also appointed as a Director of the Company.

MR. JEFFREY A. WOHLER, CHIEF EXECUTIVE OFFICER AND DIRECTOR
(AGE 65)

Mr. Wohler has served as the Chief Executive Officer of Water the World, LLC, since its formation in August 2011. Water the World, LLC is the Company's agency formed to utilize the Company's water remediation technologies to deploy in third world countries. From 1987 through July 2010, Mr. Wohler served as the Chief Executive Officer of Linmar Management, Inc., Linmar Properties, LLC, Linmar I, LLC, Linmar IV, LLC and Linmar VI, LLC, which were involved in the management and investment of real estate properties.

Mr. Wohler received a Juris Doctorate from Western State University in 1977 and his Bachelor of Science in Accounting and Finance from California State University in 1973. Mr. Wohler will be able to provide not only the Board of Directors with his experience in business management, but also brings his experience in working within different industries, such as oil and gas and marine, gained during his years with Linmar.

MR. MICHAEL H. GUSTIN, DIRECTOR
(AGE 60)

Mr. Gustin is currently the President, Chief Executive Officer and Chairman of the Board of Directors of Vapor Solutions, Inc., positions he has held since the founding of the company in 1981. He is the founder of GeoScience International, Inc., Skidmore Energy, Lonestar Energy and Three Star Energy all involved in the

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oil and gas industry. Mr. Gustin has spent the last 35 years involved in the oil and gas industry in positions ranging from rig floor to executive management.

Mr. Gustin received his Bachelors of Arts from the University of Houston in 1976. Mr. Gustin brings his broad experience in the oil and gas industry to our board of directors, providing both the board of directors and management with insight on the oil and gas industry, as the Company pursues the application of its water remediation services in the oil and gas industry.


                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
-----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On  January  21,  2012,  the  Company  made  a  press  release   announcing  the
resignations and appointments of the above-mentioned gentlemen. The text of the press release is attached hereto as Exhibit 99.1.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.
-----------------------

DISSOLUTION OF LATITUDE ENERGY SERVICES, LLC

On January 20, 2012, the Company and the other managing members agreed to dissolve Latitude Energy Services, LLC, a 70% owned subsidiary that was to provide water remediation services to the oil, gas and energy industries. The remaining 30% of the subsidiary was held among Moondog, LLC owned by Mr. V. Ray Harlow, a former officer and director of the Company, and 3 other shareholders of the Company.

The decision to dissolve Latitude Energy Services, LLC was made due the administrative expenses associated with the subsidiary. The Company will continue to pursue offering its water remediation services to the oil, gas and energy industry.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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(D) EXHIBITS. The following is a complete list of exhibits filed as part of this
Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                     DESCRIPTION
     -----------        -------------------------------------
        99.1            Press Release, dated January 20, 2012


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 LATITUDE SOLUTIONS, INC.



                                 By: /s/ Matthew J. Cohen
                                 -----------------------------------------
                                 Matthew J. Cohen, Chief Financial Officer

                                 Date: January 24, 2012




























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